UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

September 22, 2006

PEOPLENET INTERNATIONAL CORPORATION
(Exact Name of Registrant as specified in its Charter)

000-33033	02-0575232
(Commission File Number)	(I.R.S. Employer Identification Number)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

5201 Great America Parkway, Suite 239
Santa Clara, California 95054
(Address of Principal Executive Offices and Zip Code)

(408) 988-1888
(Registrant's Telephone Number, including Area Code)

N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 3.02 Unregistered Sales of Equity Securities.

Item 9.01 Financial Statements and Exhibits.

Signatures

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 22, 2006, the Registrant acquired via a reverse triangular merger (the "Merger") hereUare Communications, Inc., a Delaware corporation ("hereUare"), under the terms of the Agreement and Plan of Merger dated as of August 25, 2006, by and among the Registrant, hereUare, and a newly-created wholly-owned subsidiary of Registrant that disappeared as part of the Merger (the "Merger Agreement"). The Merger Agreement comprises Exhibit 10.9 to Registrant's Current Report on Form 8-K dated August 25, 2006, and filed with the SEC on August 31, 2006 (the "Prior Form 8-K"). hereUare is a privately-held operator of web-based search engine and other Internet software solutions founded in 2002. As previously disclosed in Item 1.01 of the Prior Form 8-K, which discussion is hereby incorporated by reference, certain officers, directors, and major equity holders of the Registrant also were officers, directors, or major equity holders of hereUare.

In acquiring hereUare's business, Registrant acquired primarily assets consisting of those products under development, intellectual property, and the good will associated with those products, including a royalty-bearing license to an Internet search engine. The consideration paid by Registrant, as more fully described in Item 1.01 of the Prior Form 8-K and the Merger Agreement, consisted of 15,985,500 shares of the newly issued common stock of Registrant, which reflects hereUare's repurchase of 20,000 shares between signing the Merger Agreement and the closing of the Merger. Immediately after the closing of the Merger, Registrant's stockholders who held Registrant's common stock immediately prior to the consummation of the Merger owned approximately 52.44% of the outstanding common stock of Registrant, and the former hereUare stockholders owned approximately 47.56% of the outstanding common stock of Registrant. (These percentages differ slightly from those in the Prior Form 8-K as they reflect 206,000 shares issued by Registrant between August 26, 2006, and September 22, 2006, inclusive.) In determining the relative valuations of Registrant and hereUare, which led to each share of hereUare being exchanged for one share of Registrant, their boards of directors relied in part upon their recent arms' length equity sales and a third party valuation report.

Item 3.02 Unregistered Sales of Equity Securities.

On September 22, 2006, Registrant issued 15,985,500 shares of its $0.0001 par value common stock to the stockholders of hereUare as part of the Merger. The description of the Merger and the consideration received in the Merger from Item 2.01 above is hereby incorporated by reference. Registrant relied on the exemption from registration under the Securities Act of 1933, as amended provided by Rule 506 promulgated under Regulation D of such Act. Registrant obtained investment letters from all of hereUare's stockholders including a representation that they were accredited investors as defined in Rule 501 promulgated under said Regulation D.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Financial statements of hereUare have not been included herein but are expected to be included in an amendment to this Current Report on Form 8-K to be filed no later than 71 days after the date that this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

Pro forma financial information has not been included in this Form 8-K but is expected to be included in an amendment to this Form 8-K to be filed no later than 71 days after the date that this Form 8-K is required to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PeopleNet International Corporation
(Registrant)

By: /s/ Benedict Van
Benedict Van, Chairman & CEO

Date: September 27, 2006